                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1996 to November 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                             GREEN TREE FINANCIAL CORP.



                             BY: /s/Phyllis A. Knight
                                 -----------------------------
                                 Phyllis A. Knight
                                 Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%, 7.20%,
                                     7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996

                            CUSIP#'S      393505-LS9,LT7,LU4,LV2,LW0
                            TRUST ACCOUNT #13223001
                            REMITTANCE DATE: 12/16/96

                                                    Total $         Per $1,000
                                                    Amount           Original
                                                 -------------      ----------

Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                              $5,667,679.51

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                            0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                         5,667,679.51

A.  Interest
    (2) Aggregate Interest
        a. Class A-1 Remittance Rate(6.10%)              6.10%
        b. Class A-1 Interest                       633,135.59      4.39677493
        c. Class A-2 Remittance Rate(6.45%)              6.45%
        d. Class A-2 Interest                       314,437.50      5.37500000
        e. Class A-3 Remittance Rate(6.90%)              6.90%
        f. Class A-3 Interest                       181,700.00      5.75000000
        g. Class A-4 Remittance Rate(7.20%)              7.20%
        h. Class A-4 Interest                       421,440.00      6.00000000
        i. Class A-5 Remittance Rate(7.65%,
           unless Weighted Average Contract
           Rate is below 7.65%)                          7.65%
        j. Class A-5 Interest                       521,857.50      6.37500000

    (3) Amount applied to:
        a. Unpaid Class A Interest
           Shortfall                                       .00             .00

    (4) Remaining:
        a. Unpaid Class A Interest
           Shortfall                                       .00             .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 November 1996
                                    Page 2

                               CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                               TRUST ACCOUNT #13223001
                               REMITTANCE DATE: 12/16/96

B.   Principal
     (5)  Formula Principal Distribution
           Amount                           2,223,095.43           N/A
          a. Scheduled Principal              731,645.66           N/A
          b. Principal Prepayments          1,233,529.33           N/A
          c. Liquidated Contracts             257,920.44           N/A
          d. Repurchases                             .00           N/A
     (6)  Pool Scheduled Principal
           Balance                        443,596,500.43  953.42078951
     (6a) Pool Factor                          .95342079

     (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance
          date                                       .00

     (8)  Class A Percentage for such Remittance
           Date                                   91.65%

     (9)  Class A Percentage for the following
           Remittance Date                        91.61%

     (10) Class A Principal Distribution:
          a. Class A-1                      2,223,095.43   15.43816271
          b. Class A-2                               .00           .00
          c. Class A-3                               .00           .00
          d. Class A-4                               .00           .00
          e. Class A-5                               .00           .00

     (11) Class A-1 Principal Balance     122,328,168.43  849.50116965
     (11a)      Class A-1 Pool Factor          .84950117

     (12) Class A-2 Principal Balance      58,500,000.00  1000.0000000
     (12a)      Class A-2 Pool Factor         1.00000000

     (13) Class A-3 Principal Balance      31,600,000.00  1000.0000000
     (13a)      Class A-3 Pool Factor         1.00000000

     (14) Class A-4 Principal Balance      70,240,000.00  1000.0000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 3

                                CUSIP#'S    393505-LS9, LT7, LU4, LV2, LW0
                                TRUST ACCOUNT #13223001
                                REMITTANCE DATE: 12/16/96


(14a)Class A-4 Pool Factor                                                         1.00000000
(15) Class A-5 Principal Balance                                                81,860,000.00                      1000.0000000
(15a)Class A-5 Pool Factor                                                         1.00000000

(16) Unpaid Class A Principal Shortfall
     (if any) following current Remittance Date                                                                             .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

  (17) 31-59 days                                                                5,220,145.12                               170

  (18) 60 days or more                                                           4,515,008.09                               146

  (19) Current Month Repossessions                                                 863,273.95                                35

  (20) Repossession Inventory                                                    3,594,452.36                               123


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                   1.02

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                      .91%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                  1.18%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                     1.01%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 4

                              CUSIP#'S   393505-LS9,LT7,LU4,LV2,LW0
                              TRUST ACCOUNT #13223001
                              REMITTANCE DATE: 12/16/96

(23) Cumulative Realized Losses Test

  (a)  Cumulative Realized Losses for the current Remittance
       Date (as a percentage of Cut-off Date Pool Principal
       Balance; may not exceed 5.5% from March 1, 2000 to
       February 28, 2001, 6.5% from March 1, 2001 to
       February 28, 2002, 8.5% from March 1, 2002 to
       February 28, 2003 and 9.5% thereafter)                    .07%

(24) Current Realized Losses Test

     (a)Current Realized Losses for current Remittance Date
                                                            90,729.29
     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                   .24%

(25) Class M-1 Principal Balance Test

    (a)  The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (may not
         exceed 25.5%)                                         17.74%

(26) Class B Principal Balance Test

    (a)  Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $9,305,367.00                               .00

    (b)  Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                        8.39%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 5

                                 CUSIP#'S    393505-LX8
                                 TRUST ACCOUNT #13223001
                                 REMITTANCE DATE: 12/16/96


                                                    Total $         Per $1,000
                                                    Amount           Original
                                                 ------------      -------------
CLASS M1 CERTIFICATES
(27) Amount available (including Monthly
     Servicing Fee)                              1,372,013.49

A.   Interest
(28) Aggregate interest
     a.  Class M-1 Remittance Rate (7.60%,
         unless Weighted Average Contract
         Rate is below 7.60%)                           7.60%
     b.  Class M-1 Interest                        265,050.00         6.33333333

(29) Amount applied to Class M-1 Interest
     Deficiency Amount                                    .00                  0

(30) Remaining unpaid Class M-1 Interest
     Deficiency Amount                                    .00                  0

(31) Amount Applied to:
     a.  Unpaid Class M-1 Interest Shortfall              .00                  0

(32) Remaining:
     a.  Unpaid Class M-1 Interest Shortfall              .00                  0

B.   Principal
(33) Formula Principal Distribution Amount
     a.  Scheduled Principal                              .00                N/A
     b.  Principal Prepayments                            .00                N/A
     c.  Liquidated Contracts                             .00                N/A
     d.  Repurchases                                      .00                N/A

(34) Class M-1 Principal Balance                41,850,000.00      1000.00000000
(34a)Class M-1 Pool Factor                         1.00000000

(35) Class M-1 Percentage for such Remittance
     Date                                                .00%


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 6

                                                       CUSIP#'S   393505-LY6,LZ3
                                                       TRUST ACCOUNT #13223001
                                                       REMITTANCE DATE: 12/16/96

(36) Class M-1 Percentage for the following
     Remittance Date                                       .00%

(37) Class M-1 Principal Distribution:
       a. Class M-1 (current)                              .00   0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                             .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance
     Date                                                  .00



                                                 Total $        Per $1,000
                                                  Amount          Original
                                                 --------------------------
Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                               1,106,963.49

(2) Class B-1 Remittance Rate (7.55% unless
    Weighted Average Contract Rate is
    below 7.55%)                                          7.55%

(3) Aggregate Class B1 Interest                     117,025.00   6.29166667

(4) Amount applied to Unpaid Class
    B1 Interest Shortfall                                  .00          .00

(5) Remaining unpaid Class B1
    Interest Shortfall                                     .00          .00

(6) Amount applied to Class B1 Interest
    Deficiency Amount                                      .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                November  1996
                                    Page 7

                                                    CUSIP#'S  393505-LY6, LZ3
                                                    TRUST ACCOUNT #13223001
                                                    REMITTANCE DATE: 12/16/96


                                                   Total $       Per $1,000
                                                   Amount         Original
                                                  ---------     ------------

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance
      Date                                             .00

(8a)  Class B Percentage for such
      Remittance Date                                  .00

(8b)  Class B Percentage for the following
      Remittance Date                                  .00

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)           .00

(10a) Class B1 Principal Shortfall                     .00

(10b) Unpaid Class B1 Principal Shortfall              .00

(11)  Class B Principal Balance              37,218,332.00

(12)  Class B1 Principal Balance             18,600,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available                989,938.49

(14)  Class B-2 Remittance Rate (7.90%
      unless Weighted Average Contract
      Rate is less than 7.90%)                        7.90%

(15)  Aggregate Class B2 Interest               122,570.69        6.58333357


                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 8

                                  CUSIP#'S  393505-LY6, LZ3
                                  TRUST ACCOUNT #13223001
                                  REMITTANCE DATE: 12/16/96


                                                     Total $         Per $1,000
                                                     Amount           Original
                                                 --------------      -----------
(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                 .00               .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                                    .00               .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                                  .00

(19) Class B2 Principal Liquidation Loss Amount            .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                  .00

(21) Guarantee Payment                                     .00

(22) Class B2 Principal Balance                  18,618,332.00

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                               185,758.16

(24) 3% Guarantee Fee                               681,609.64

(25) Class C Residual Payment                              .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996
                                    Page 9

                           CUSIP#'S   393505-LY6, LZ3
                           TRUST ACCOUNT #13223001
                           REMITTANCE DATE: 12/16/96


(26) Class M-1 Interest Deficiency on such
     Remittance Date                                   .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                   .00

(28) Repossessed Contracts                      863,273.95

(29) Repossessed Contracts Remaining
     in Inventory                             3,594,452.36

(30) Weighted Average Contract Rate                9.83169

                                      GTFC
                                     1996-2
                                 November 1996
                              Defaulted Contracts

                                                 Estimated
                                                  Loss At
Account#   Principal    Interest     Amount      Sale Date
--------  -----------  ---------  -----------   -----------
16319343    13,510.95      81.40    13,592.35     11,073.94
22324799    15,431.49      92.97    15,524.46      6,140.01
35315944    10,389.66      62.59    10,452.25      9,089.74
47306206    23,801.64     143.40    23,945.04     13,124.10
50322780    24,601.68     148.22    24,749.90      4,292.66
57317433    56,160.95     338.36    56,499.31     18,520.51
75327842    12,331.30      74.29    12,405.59      4,246.15
78301547    31,109.62     187.43    31,297.05     15,260.03
78301857    13,674.07      82.38    13,756.45      5,254.65
83321471    56,909.08     342.87    57,251.95     15,323.50

TOTALS    $257,920.44  $1,553.91  $259,474.35   $102,325.29
          ===========  =========  ===========   ===========